Exhibit 13.2

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act 2002

In connection with the Annual Report on Form 20-F of Mahanagar Telephone Nigam Limited (the “Company”) for the yearly period ended March 31, 2003 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, R.S.P. Sinha, Director (Finance) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R.S.P. SINHA
Name:	R.S.P. Sinha
Title:	Director (Finance)
Date:	September 30, 2003